Exhibit 10.4
                                 SECOND AMENDMENT
                                      TO THE
           HANNAFORD BROS. CO. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      The Hannaford Bro.s Co. Supplemental Executive Retirement Plan (the "Plan") was last amended and restated effective January 1, 1993. The Plan was thereafter amended effective June 1, 1993, and is hereby amended in the following respects:

  1. The terms used in this Amendment shall have the meanings set forth in the Plan unless the context clearly indicates otherwise.

  2. Section 3.1 is hereby amended by adding at the end thereof the following paragraph:

          "In addition to the annual benefit described in this section, Norman E. Brackett shall be entitled to:

                (i) a lump sum payment equal to the supplemental pension benefit described in Part 2; and

                (ii) a lump sum payment equal to the present value of the retiree medical coverage described in Part 3, fo a certain letter agreement dated June 30, 1995, setting forth benefits the Company shall provide to Mr. Brackett in lieu of benefits he would have received under the Company's Early Retirement Incentive Porgram, if he had retired in 1992."

  3.  Schedule A to the Plan is hereby amended to read as follows:

                              "SCHEDULE A

                           HANNAFORD BROS. CO.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

            Arthur A. Aleshire                 James J. Jermann
            Richard A. Anicetti                Everett F. Johnson
            Garrett D. Bowne IV                Kenneth C. Johnson
            Norman E. Brackett                 Bruce D. Kay
            Steven H. Brinn                    Blythe J. McGarvie
            Douglas H. Brown                   Karen L. Mank
            Albert F. Carville, Jr.            Amos E. Merrow
            Robert E. Dunton                   James L. Moody, Jr.
            Hugh G. Farrington                 Larry A. Plotkin
            Paul A. Fritzson                   Michael J. Strout
            Andrew P. Geoghegan                Andrew N. Westlund
            Steven G. Hitchcock                Charles F. Wilson
            Ronald C. Hodge                    Lawrence A. Wilson, Jr.
            Roger W. Hoyt                      Edward F. Yetto

  4.  This Amendment shall be effective June 30, 1995.